                          CONSENT OF COUNSEL

    We hereby consent to the use of our name and to the reference to our firm under the caption "Trust Counsel" included in or made a part of Post-Effective Amendment No. 26 to the Registration Statement of Undiscovered Managers Funds on Form N-1A (Nos. 333-37711 and 811-8437) under the Securities Act of 1933, as amended.

                                                        /s/ Ropes & Gray LLP

                                                        ROPES & GRAY LLP


Washington, D.C.
May 3, 2006